UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

______________________________

Date of Report
(Date of earliest
event reported):	February 11, 2014

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2014, Journal Communications, Inc. (the "Company") announced that Jason R. Graham, formerly the Company’s Vice President and Controller, became Senior Vice President of Finance and Controller and, effective upon the filing of the Company’s 2013 Annual Report on Form 10-K, will also become Chief Financial Officer.  Andre J. Fernandez, currently the Company’s President and Chief Financial Officer, will become President and Chief Operating Officer, with operational oversight of the Company’s Publishing and Broadcast segments as well as expanded corporate responsibilities. A copy of the press release announcing these changes is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.  The following exhibit is being filed herewith:

        (99)      Press release of Journal Communications, Inc. dated February 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date:	February 11, 2014	By:	/s/ Mary Hill Taibl
Mary Hill Taibl
Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated February 11, 2014

Exhibit No.

(99)	Press release of Journal Communications, Inc. dated February 11, 2014.

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